Exhibit 99.2

MIRUM PHARMACEUTICALS, INC.

COMMON STOCK PURCHASE AGREEMENT

THIS COMMON STOCK PURCHASE AGREEMENT (the “Agreement”) is made as of December 8, 2020 (the “Execution Date”) by and among Mirum Pharmaceuticals, Inc., a Delaware corporation (the “Company”), and the investors listed on Annex I hereto, each a Delaware limited partnership, and their affiliates and/or designees (collectively, the “Investor”).

RECITALS

WHEREAS, the Company and the Investor have entered into that certain Revenue Interest Purchase Agreement by and among the Company, the Purchasers from time to time party thereto, and Mulholland SA LLC, as collateral agent and administrative agent for the Purchasers, of even date herewith (the “Revenue Interest Purchase Agreement”) and capitalized terms used herein but not defined have the meanings given to them in the Revenue Interest Purchase Agreement; and

WHEREAS, pursuant to terms and conditions set forth in this Agreement, and as contemplated by the Revenue Interest Purchase Agreement, the Company desires to sell to the Investor, and the Investor desires to purchase from the Company, shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”).

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1

Purchase and Sale of Shares

1.1Sale of Shares.  Subject to the terms and conditions hereof and of the Revenue Interest Purchase Agreement, the Company will issue and sell to the Investor, pro rata in accordance with the respective amounts of the Aggregate Purchase Price (as defined below) funded as set forth in Annex I, and the Investor will purchase from the Company, at the Closing (as defined below), that number of shares of Common Stock (the “Shares”) equal to a total purchase price of an aggregate of Ten Million Dollars ($10,000,000.00) (the “Aggregate Purchase Price”) divided by $19.64.

1.2Closing. The purchase and sale of the Shares shall take place remotely via the exchange of documents and signatures (the “Closing”) on the First Purchaser Payment Date or at such other time as agreed by both parties (the “Closing Date”).  At the Closing, the Company will deliver or cause to be delivered to the Investor in book entry form a certificate or certificates representing the Shares that the Investor is purchasing and, concurrently, the Investor shall pay the Aggregate Purchase Price by wire transfer in accordance with the Company’s instructions.

1.3Tax Treatment. For U.S. federal income and other applicable tax purposes, the Investor and the Company agree to treat the issuance and sale of the Shares by the Company, and the purchase of the Shares by the Investor, in accordance with the terms hereof as separate and independent from any transactions entered into by the Company and the Investor or its Affiliates (including the Revenue Interest Purchase Agreement), other than those effected pursuant to this Agreement, and to report the transactions contemplated by this Agreement on U.S. federal income tax and other applicable tax returns in accordance with this Section 1.3 unless otherwise required by applicable law.

SECTION 2

Representations and Warranties of the Company

Except as set forth on the Schedule of Exceptions attached hereto as Exhibit A, the Company hereby represents and warrants the following as of the Execution Date:

2.1Organization and Good Standing and Qualifications. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite power and authority to own, lease, operate and occupy its properties and to carry on its business as now being conducted. Except as set forth on the Schedule of Exceptions, the Company does not own any outstanding capital stock of or control any other business entity. The Company is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted or property owned or leased by it makes such qualification necessary, other than those in which the failure so to qualify or be in good standing would not have a Material Adverse Effect. For purposes of this Agreement, “Material Adverse Effect” shall mean the effect of a material adverse change in the business, operations, assets or financial condition of the Company and its Subsidiaries, taken as a whole.

2.2Authorization. (i) The Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement; (ii) the execution and delivery of this Agreement by the Company, the consummation by the Company of the transactions contemplated hereby and thereby and the issuance, sale and delivery of the Shares have been duly authorized by all necessary corporate action and no further consent or authorization of the Company, its Board of Directors (the “Board of Directors”) or stockholders is required; and (iii) this Agreement has been duly executed and delivered and constitutes a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, securities, insolvency, or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies, or indemnification or by other equitable principles of general application.

2.3Valid Issuance of Shares. The issuance of the Shares has been duly authorized by all requisite corporate action.  When the Shares are issued, sold and delivered in accordance with the terms of this Agreement for the consideration expressed herein, the Shares will be duly and validly issued and outstanding, fully paid, and nonassessable, and will be free of all liens and restrictions on transfer other than restrictions on transfer under applicable state and federal securities laws and the Investor shall be entitled to all rights accorded to a holder of shares of Common Stock.  The Company has reserved a sufficient number of shares of Common Stock for issuance to the Investor in accordance with the Company’s obligations under this Agreement.

2.4No Conflict.  The execution, delivery and performance of this Agreement, and any other document or instrument contemplated hereby, by the Company and the consummation by the Company of the transactions contemplated hereby, do not: (i) violate any provision of the Company’s Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) or Amended and Restated Bylaws (the “Bylaws”), (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any material agreement, mortgage, deed of trust, indenture, note, bond, license, lease agreement, instrument or obligation to which the Company is a party where such default or conflict would constitute a Material Adverse Effect, (iii) create or impose a lien, charge or encumbrance on any property of the Company under any agreement or any commitment to which the Company is a party or by which the Company is bound, which would constitute a Material Adverse Effect, (iv) result in a violation of any federal, state, local or foreign statute, rule, regulation, order, writ, judgment or decree (including federal and state securities laws and regulations) applicable to the Company or any of its subsidiaries or by which any property or asset of the Company are bound or affected where such violation would constitute a Material Adverse Effect, or (v) require any consent of any third-party that has not been obtained pursuant to any material contract to which the Company is subject or to which any of its assets, operations or management may be subject. The Company is not required under federal, state or local law, rule or regulation to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement or issue and sell the Shares in accordance with the terms hereof (other than any filings that may be required to be made by the Company with the Securities and Exchange Commission (the “Commission”), the Nasdaq Global Market (the “Nasdaq Market”) or state securities commissions, each of which the Company has filed or undertakes to file not later than the applicable due date thereof); provided that, for purposes of the representation made in this sentence, the Company is assuming and relying upon the accuracy of the relevant representations and agreements of the Investor herein.

2.5Compliance.  The Company is not, and the execution and delivery of this Agreement and the consummation of the transactions contemplated herewith will not cause the Company to be (i) in violation or default of any provision of any instrument, mortgage, deed of trust, loan, contract, commitment filed with the Commission Documents (as defined below), (ii) in violation of any provision of any judgment, decree, order or obligation to which it is a party or by which it or any of its properties or assets are bound, or (iii) in violation of any federal, state or, to its knowledge, local or foreign statute, rule or governmental regulation, in the case of each of clauses (i), (ii) and (iii), which would have a Material Adverse Effect.

2.6Capitalization.  As of November 6, 2020 (the “Reference Date”), a total of 25,716,877 shares of Common Stock were issued and outstanding, increased thereafter solely as set forth in the next sentence.  Other than in the ordinary course of business, the Company has not issued any capital stock since the Reference Date other than pursuant to (i) employee benefit plans disclosed in the Commission Documents and (ii) outstanding warrants, options or other securities disclosed in the Commission Documents.  The outstanding shares of capital stock of the Company have been duly and validly issued and are fully paid and nonassessable.  The outstanding shares of capital stock of the Company were not issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities and have been issued in compliance with all federal and state securities laws, in each case except as would not reasonably be expected to have a Material Adverse Effect. Except as set forth in the Commission Documents, there are no outstanding rights (including, without limitation, preemptive rights), warrants or options to acquire, or instruments convertible into or exchangeable for, any unissued shares of capital stock or other equity interest in the Company, or any contract, commitment, agreement, understanding or arrangement of any kind to which the Company is a party and relating to the issuance or sale of any capital stock of the Company, any such convertible or exchangeable securities or any such rights, warrants or options. Without limiting the foregoing, no preemptive right, co-sale right, right of first refusal, or other similar right exists with respect to the Shares or the issuance and sale thereof. Except as disclosed in the Commission Documents, there are no stockholder agreements, voting agreements or other similar agreements with respect to the voting of the Shares to which the Company is a party or, to the knowledge of the Company, between or among any of the Company’s stockholders.

2.7Commission Documents, Financial Statements. The Common Stock is registered pursuant to Section 12(b) or 12(g) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and during the past twelve (12) months the Company has timely filed all reports, schedules, forms, statements and other documents required to be filed by it with the Commission pursuant to the reporting requirements of the Exchange Act, including materials filed pursuant to Section 13(a) or 15(d) of the Exchange Act (all of the foregoing, including filings incorporated by reference therein, being referred to herein as the “Commission Documents”).  The Common Stock is currently listed or quoted on the Nasdaq Market. The Company is not in violation of the listing requirements of the Nasdaq Market and has no knowledge of any facts that would reasonably lead to delisting or suspension of its common stock from the Nasdaq Market in the foreseeable future. As of its date, each Commission Document filed within the past twelve (12) months complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission promulgated thereunder applicable to such document, and, as of its date, after giving effect to the information disclosed and incorporated by reference therein, no such Commission Document within the past twelve (12) months contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. As of their respective dates, the financial statements of the Company included in the Commission Documents filed with the Commission during the past twelve (12) months complied as to form and substance in all material respects with applicable accounting requirements and the published rules and regulations of the Commission or other applicable rules and regulations with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles (“GAAP”) applied on a consistent basis during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements), and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).

2.8Internal Controls and Procedures. The Company maintains disclosure controls and procedures as such terms are defined in, and required by, Rule 13a-15 and Rule 15d-15 under the Exchange Act. Such disclosure controls and procedures are effective as of the latest date of management’s evaluation of such disclosure controls and procedures as set forth in the Commission

Documents to ensure that all material information required to be disclosed by the Company in the reports that it files or furnishes under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Commission. The Company maintains a system of internal controls over financial reporting sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; and (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP.

2.9Material Adverse Change.   Except as disclosed in the Commission Documents, since September 30, 2020, no event or series of events has or have occurred that would, individually or in the aggregate, have a Material Adverse Effect on the Company.

2.10No Undisclosed Liabilities. To the Company’s knowledge, neither the Company nor any of its subsidiaries has any liabilities, obligations, claims or losses (whether liquidated or unliquidated, secured or unsecured, absolute, accrued, contingent or otherwise) that would be required to be disclosed on a balance sheet of the Company or any of its subsidiaries (including the notes thereto) in conformity with GAAP and are not disclosed in the Commission Documents, other than those incurred in the ordinary course of the Company’s or its subsidiaries’ respective businesses since September 30, 2020.

2.11No Undisclosed Events or Circumstances. Except for the transactions contemplated by this Agreement and the Transaction Documents, no event or circumstance has occurred or exists with respect to the Company, its subsidiaries, or their respective businesses, properties, operations or financial condition, which, under applicable law, rule or regulation, requires public disclosure or announcement by the Company but which has not been so publicly announced or disclosed and which, individually or in the aggregate, would have a Material Adverse Effect on the Company.

2.12Actions Pending. There is no action, suit, claim, investigation or proceeding pending or, to the knowledge of the Company, threatened against the Company or any subsidiary which questions the validity of this Agreement or the transactions contemplated hereby or any action taken or to be taken pursuant hereto. Except as set forth in the Commission Documents, there is no action, suit, claim, investigation or proceeding pending or, to the knowledge of the Company, threatened, against or involving the Company, any subsidiary, or any of their respective properties or assets that could be reasonably expected to have a Material Adverse Effect on the Company. Except as set forth in the Commission Documents, no judgment, order, writ, injunction or decree or award has been issued by or, to the knowledge of the Company, requested of any court, arbitrator or governmental agency which could be reasonably expected to result in a Material Adverse Effect.

2.13Compliance with Law. The businesses of the Company and its subsidiaries have been and are presently being conducted in accordance with all applicable federal, state, local and foreign governmental laws, rules, regulations and ordinances, except as would not reasonably be expected to cause a Material Adverse Effect. The Company and each of its subsidiaries have all franchises, permits, licenses, consents and other governmental or regulatory authorizations and approvals necessary for the conduct of its business as now being conducted by it, except for such franchises, permits, licenses, consents and other governmental or regulatory authorizations and approvals, the failure to possess which, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

2.14Exemption from Registration, Valid Issuance. Subject to, and in reliance on, the representations, warranties and covenants made herein by the Investor, the issuance and sale of the Shares in accordance with the terms and on the bases of the representations and warranties set forth in this Agreement, may and shall be properly issued pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), Regulation D promulgated pursuant to the Securities Act (“Regulation D”) and/or any other applicable federal and state securities laws. The sale and issuance of the Shares pursuant to, and the Company’s performance of its obligations under, this Agreement will not (i) result in the creation or imposition of any liens, charges, claims or other encumbrances upon the Shares or any of the assets of the Company, or (ii) entitle the holders of any outstanding shares of capital stock of the Company to preemptive or other rights to subscribe to or acquire the Shares or other securities of the Company.

2.15Transfer Taxes.  All stock transfer or other similar taxes which are required to be paid in connection with the sale and transfer of the Shares to be sold to Investor hereunder will be, or will have been, fully paid or provided for by the Company and all laws imposing such taxes will be or will have been fully complied with.

2.16Investment Company.  The Company is not and, after giving effect to the offering and sale of the Shares, will not be an “investment company” as defined in the Investment Company Act of 1940, as amended.

2.17Brokers.  No brokers, finders or financial advisory fees or commissions will be payable by the Company or any of its subsidiaries in respect of the transactions contemplated by this Agreement or the Revenue Interest Purchase Agreement.

SECTION 3

Representations and Warranties of the Investor

The Investor hereby represents and warrants the following as of the Execution Date:

3.1Experience.  The Investor is experienced in evaluating companies such as the Company, has such knowledge and experience in financial and business matters that the Investor is capable of evaluating the merits and risks of the Investor’s prospective investment in the Company, and has the ability to bear the economic risks of the investment.

3.2Investment.  The Investor is acquiring the Shares for investment for the Investor’s own account and not with the view to, or for resale in connection with, any distribution thereof.  The Investor understands that the Shares have not been registered under the Securities Act by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent as expressed herein.  The Investor further represents that it does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to any third person with respect to any of the Shares.

3.3Rule 144. The Investor acknowledges that the Shares must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is available.  The Investor is aware of the provisions of Rule 144 promulgated under the Securities Act which permit limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions.  In connection therewith, the Investor acknowledges that the Company will make a notation on its stock books regarding the restrictions on transfers set forth in this Section 3, subject to Section 6.2, and will transfer the Shares on the books of the Company only to the extent not inconsistent herewith and therewith.

3.4Access to Information. The Investor has received and reviewed information about the Company and has had an opportunity to discuss the Company’s business, management and financial affairs with its management.  The Investor has had a full opportunity to ask questions of and receive answers from the Company, or any person or persons acting on behalf of the Company, concerning the terms and conditions of an investment in the Shares.  The Investor is not relying upon, and has not relied upon, any statement, representation or warranty made by any person, except for the statements, representations and warranties contained in this Agreement and the Revenue Interest Purchase Agreement.

3.5Authorization. This Agreement when executed and delivered by the Investor will constitute a valid and legally binding obligation of the Investor, enforceable in accordance with its terms, subject to: (i) judicial principles respecting election of remedies or limiting the availability of specific performance, injunctive relief, and other equitable remedies; and (ii) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect generally relating to or affecting creditors’ rights.

3.6Investor Status.  The Investor acknowledges that it is either (i) an institutional “accredited investor” as defined in Rule 501(a) of Regulation D of the Securities Act or (ii) a “qualified institutional buyer” as defined in Rule 144A of the Securities Act.

3.7Brokers.  No brokers, finders or financial advisory fees or commissions will be payable by the Investor in respect of the transactions contemplated by this Agreement or the Revenue Interest Purchase Agreement.

3.8No Inducement.  The Investor was not induced to participate in the offer and sale of the Shares by the filing of any registration statement in connection with any public offering of the Company’s securities, and the Investor’s decision to purchase the Shares hereunder was not influenced by the information contained in any such registration statement.

SECTION 4

Conditions to Investor’s Obligations at Closing

The obligations of the Investor under this Agreement are subject to the fulfillment on or before the Closing Date of each of the following conditions, any of which may be waived in writing by the Investor (except to the extent not permitted by law):

4.1No Injunction, etc.  No preliminary or permanent injunction or other binding order, decree or ruling issued by a court or governmental agency shall be in effect which shall have the effect of preventing the consummation of the transactions contemplated by this Agreement.  No action or claim shall be pending before any court or quasi-judicial or administrative agency of any federal, state, local or foreign jurisdiction or before any arbitrator wherein an unfavorable injunction, judgment, order, decree, ruling or charge would be reasonably likely to (i) prevent consummation of any of the transactions contemplated by this Agreement, (ii) cause any of the transactions contemplated by this Agreement to be rescinded following consummation or (iii) have the effect of making illegal the purchase of, or payment for, any of the Shares by the Investor. No stop order or suspension of trading shall have been imposed by the Nasdaq Market, the Commission or any other governmental or regulatory body with respect to public trading in the Common Stock.

4.2Representations and Warranties.  The representations and warranties of the Company contained in Section 2 shall have been true and correct in all material respects (except for such representations and warranties that are qualified by “materiality” or “Material Adverse Effect” which shall be true and correct in all respects) on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the Closing Date.

4.3Performance.  The Company shall have performed and complied with all covenants, agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing Date.

4.4Compliance Certificate.  A duly authorized officer of the Company shall deliver to the Investor at the Closing a certificate stating that the conditions specified in Sections 4.2 and 4.3 have been fulfilled and certifying and attaching the Certificate of Incorporation, the Bylaws and authorizing Board of Directors resolutions with respect to this Agreement, the Transaction Documents and the transactions contemplated hereby and thereby.

4.5Securities Laws.  The offer and sale of the Shares to the Investor pursuant to this Agreement shall be exempt from the registration requirements of the Securities Act and the registration and/or qualification requirements of all applicable state securities laws.

4.6Authorizations.  All authorizations, approvals or permits, if any, of any governmental authority or regulatory body that are required in connection with the lawful issuance and sale of the Shares pursuant to this Agreement shall have been duly obtained and shall be effective on and as of the Closing. The Company shall have filed a Listing of Additional Shares notice with the Nasdaq Market.

4.7Purchase of Revenue Interest.The transactions under the Revenue Interest Purchase Agreement in respect of the First Purchase shall have been consummated or are being consummated simultaneously herewith.

SECTION 5

Conditions to the Company’s Obligations at Closing

The obligations of the Company to the Investor under this Agreement are subject to the fulfillment on or before the Closing of each of the following conditions by the Investor:

5.1Representations and Warranties. The representations and warranties of the Investor contained in Section 3 shall be true and correct in all material respects (except for such representations and warranties that are qualified by materiality which shall be true and correct in all respects) on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the Closing Date.

5.2Securities Law Compliance.  The offer and sale of the Shares to the Investor pursuant to this Agreement shall be exempt from the registration requirements of the Securities Act and the registration and/or qualification requirements of all applicable state securities laws.

5.3Authorization.  All authorizations, approvals or permits, if any, of any governmental authority or regulatory body that are required in connection with the lawful issuance and sale of the Shares pursuant to this Agreement shall have been duly obtained and shall be effective on and as of the Closing.

5.4Purchase of Revenue Interest.The transactions under the Revenue Interest Purchase Agreement in respect of the First Purchase shall have been consummated or are being consummated simultaneously herewith.

SECTION 6

Resales

6.1Rule 144 Reporting.  With a view to making available to the Investor the benefits of certain rules and regulations of the Commission which may permit the sale of the Shares to the public without registration, the Company agrees that, as from the Closing Date until such date falling three hundred sixty five (365) days thereafter, it shall use commercially reasonable efforts to:

(a)Make and keep public information available, as those terms are understood and defined in Rule 144 promulgated under the Securities Act;

(b)File with the Commission in a timely manner all reports and other documents required of the Company under the Exchange Act; and

(c)Furnish the Investor forthwith upon request (i) a written statement by the Company as to its compliance with the public information requirements of said Rule 144, (ii) a copy of the most recent annual or quarterly report of the Company, and (iii) such other reports and documents as may be reasonably requested in availing the Investor of any rule or regulation of the Commission permitting the sale of any such securities without registration.

6.2Restrictive Legend.

(a)The certificates representing the Shares, when issued, will bear a restrictive legend in substantially the following form:

“THE SECURITIES EVIDENCED OR CONSTITUTED HEREBY HAVE BEEN ISSUED WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”) AND MAY NOT BE SOLD, OFFERED FOR SALE, TRANSFERRED, PLEDGED OR HYPOTHECATED WITHOUT REGISTRATION UNDER THE ACT UNLESS EITHER (i) THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE COMPANY, TO THE EFFECT THAT REGISTRATION IS NOT REQUIRED IN CONNECTION WITH SUCH DISPOSITION OR (ii) THE SALE OF SUCH SECURITIES IS MADE PURSUANT TO SECURITIES AND EXCHANGE COMMISSION RULE 144.”

(b)In connection with any sale, assignment, transfer or other disposition of any of the Shares pursuant to Rule 144 or any other exemption under the Securities Act such that the purchaser thereof acquires freely tradeable shares and upon compliance by the Investor with the requirements of this Agreement, if requested by the Investor, the Company shall cause the transfer agent for the Common Stock (the “Transfer Agent”) to remove the legend set forth in Section 6.2(a) related to the book entry account holding such Shares and make a new, unlegended entry for such book entry Shares sold or disposed of without restrictive legends, provided that the Company has received from the Investor customary representations and other documentation reasonably acceptable to the Company in connection therewith. Subject to receipt from the Investor by the Company and the Transfer Agent of customary representations and other documentation reasonably acceptable to the Company and the Transfer Agent in connection therewith, upon the earliest of such time as the Shares (i) have been sold or transferred pursuant to an effective registration statement, (ii) have been sold pursuant to Rule 144, or (iii) are eligible for resale under Rule 144(b)(1) or any successor provision (such earliest date, the “Legend Removal Effective Date”), the Company shall (A) deliver to the Transfer Agent irrevocable instructions that the Transfer Agent shall make a new, unlegended entry for such book entry Shares and (B) cause its counsel to deliver to the Transfer Agent one or more opinions to the effect that the removal of such legends in such circumstances may be effected under the Securities Act if required by the Transfer Agent to effect the removal of the legend in accordance with the provisions of this Agreement. The Company agrees that, following the Legend Removal Effective Date or at such time as such legend is no longer required, it will, within five (5) Business Days of receipt from the Investor by the Company and the Transfer Agent of customary representations and other documentation reasonably acceptable to the Company and the Transfer Agent in connection therewith (such date, the “Legend Removal Date”), deliver or cause to be delivered to the Investor a confirmation of book entry representing such Shares that is free from all restrictive and other legends. Shares subject to legend removal hereunder may be transmitted by the Transfer Agent to the Investor by crediting the account of the Investor’s prime broker with the Depository Trust Company System as directed by the Investor. The Company shall be responsible for the fees of its Transfer Agent and all Depositary Trust Company fees associated with such issuance.

(c)In addition to the Investor’s other available remedies, if the Company fails to (i) issue and deliver (or cause to be delivered) to the Investor by the trading day that is five (5) Business Days after the Legend Removal Date the Shares and (ii) if after the Legend Removal Date, the Investor purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of an actual sale by the Investor of all or any portion of the Shares as to which the Investor anticipated receiving from the Company pursuant to Section 6.2(b), then the Company shall pay the Investor, in cash, an amount equal to the excess, if any, of the Investor’s total purchase price (including brokerage commissions and other out-of-pocket expenses, if any) for the shares of Common Stock so purchased over the product of (i) a commensurate number of Shares as to which the Company was required to deliver to the Investor by the Legend Removal Date pursuant to Section 6.2(b) multiplied by (ii) the lowest closing sale price of the Common Stock on any trading day during the period commencing on the Legend Removal Date and ending on the date of delivery of such Shares by Company to the Investor pursuant to Section 6.2(b).

SECTION 7

Miscellaneous

7.1Governing Law; Jurisdiction.

(a)This Agreement shall be governed by, and construed, interpreted and enforced in accordance with, the laws of the state of New York, without giving effect to the principles of conflicts of law thereof.

(b)Any legal action or proceeding with respect to this Agreement or any other Transaction Document may be brought in any state or federal court of competent jurisdiction in the State of New York, County of New York. By execution and delivery of this Agreement, each party hereto hereby irrevocably consents to and accepts, for itself and in respect of its property, generally and unconditionally the non-exclusive jurisdiction of such courts. Each party hereto hereby further irrevocably waives any objection, including any objection to the laying of venue or based on the grounds of forum non conveniens, which it may now or hereafter have to the bringing of any action or proceeding in such jurisdiction in respect of any Transaction Document.

(c)Each party hereto hereby irrevocably consents to the service of process out of any of the courts referred to in clause (b) of this Section 7.1 in any such suit, action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to it at its address set forth in this Agreement.  Each party hereto hereby irrevocably waives any objection to such service of process and further irrevocably waives and agrees not to plead or claim in any suit, action or proceeding commenced hereunder or under any other Transaction Document that service of process was in any way invalid or ineffective. Nothing herein shall affect the right of a party to serve process on the other party in any other manner permitted by law.

7.2Waiver of Jury Trial.

EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING, CLAIM OR COUNTERCLAIM ARISING OUT OF OR RELATING TO

ANY TRANSACTION DOCUMENT OR THE TRANSACTIONS CONTEMPLATED UNDER ANY TRANSACTION DOCUMENT. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO ANY TRANSACTION DOCUMENT.

7.3No Implied Representations and Warranties; Survival of Representations and Warranties.  Each party acknowledges and agrees that, other than the representations and warranties specifically contained in any of the Transaction Documents, there are no representations or warranties of either party or any other Person either expressed or implied with respect to the transactions contemplated hereby. All representations and warranties by the Parties contained in this Agreement shall survive the execution, delivery and acceptance thereof by the Parties and the closing of the transactions described in this Agreement and continue in effect until payment of all amounts due to the Purchasers under the Transaction Documents and the termination of the Revenue Interest Purchase Agreement pursuant to its terms.

7.4Successors and Assigns.  The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.  The Company shall not be entitled to assign any of its obligations and rights under this Agreement without the prior written consent of the Investor.  The Investor may assign any of its rights under this Agreement without restriction.

7.5Notices.  All notices, consents, waivers and communications hereunder given by any party to the other shall be in writing (including facsimile transmission) and delivered personally, by telegraph, telecopy, telex or facsimile, by a recognized overnight courier, or by dispatching the same by certified or registered mail, return receipt requested, with postage prepaid, in each case addressed (with a copy by email):

If to the Investor to:

c/o Oberland Capital Management LLC

1700 Broadway, 37th Floor

New York, NY 10019

Attn: Kristian Wiggert

Fax: (212) 257-5851

Telephone: (212) 257-5850

Email:

If to the Company to:

Mirum Pharmaceuticals, Inc.

950 Tower Lane, Suite 1050

Foster City, California 94404

Attn: Christopher Peetz

Telephone: (650) 667-4085

E-mail:

or to such other address or addresses as the Investor or the Company may from time to time designate by notice as provided herein, except that notices of changes of address shall be effective only upon receipt. All such notices, consents, waivers and communications shall: (a) when posted by certified or registered mail, postage prepaid, return receipt requested, be effective three (3) Business Days after dispatch, unless such communication is sent trans-Atlantic, in which case they shall be deemed effective five (5) Business Days after dispatch, (b) when telegraphed, telecopied, telexed or facsimiled, be effective upon receipt by the transmitting party of confirmation of complete transmission, or (c) when delivered by a recognized overnight courier or in person, be effective upon receipt when hand delivered.

7.6Expenses.  Except as provided in the Revenue Interest Purchase Agreement, each of the Company and the Investor shall bear its own expenses and legal fees incurred on its behalf with respect to this Agreement and the transactions contemplated hereby.

7.7Publicity.  Except as required by law or the rules and regulations of any securities exchange or trading system, or except with the prior written consent of the other party (which consent shall not be unreasonably withheld), no party shall issue any press release or make any other public disclosure with respect to the transactions contemplated by this Agreement or any other Transaction Document; provided, however, that the Company and the Investor shall jointly prepare a press release for dissemination promptly following the Effective Date.

7.8Finder’s Fees.  Each of the Company and the Investor shall indemnify and hold the other harmless from any liability for any commission or compensation in the nature of a finder’s fee, placement fee or underwriter’s discount (including the costs, expenses and legal fees of defending against such liability) for which the Company or the Investor, or any of its respective partners, employees, or representatives, as the case may be, is responsible.

7.9Counterparts; Effectiveness; Electronic Signature. This Agreement may be executed in two or more counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument. This Agreement shall become effective when each party hereto shall have received a counterpart hereof signed by the other parties hereto. Any counterpart may be executed by facsimile or pdf signature and such facsimile or pdf signature shall be deemed an original. The words ‘execution’, ‘signed’, ‘signature’, ‘delivery’ and words of like import in or relating to any document to be signed in connection with this Agreement or any other Transaction Document and the transactions contemplated hereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any Applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar State laws based on the Uniform Electronic Transactions Act; provided, that nothing herein shall require any Person to accept electronic signatures in any form or format without its prior written consent.  Without limiting the generality of the foregoing, the parties hereto hereby (a) agree that, for all purposes, including in connection with any workout, restructuring, enforcement of remedies, bankruptcy proceedings or litigation among the Purchasers and the Obligors, electronic images of this Agreement or any other Transaction Document (in each case, including with respect to any signature pages thereto) shall have the same legal effect, validity and enforceability as any paper original, and (b) waive any argument, defense or right to contest the validity or enforceability of the Transaction Documents based solely on the lack of paper original copies of any Transaction Documents, including with respect to any signature pages thereto.

7.10Severability.  If any provision of this Agreement is held to be invalid or unenforceable, the remaining provisions shall nevertheless be given full force and effect.

7.11Entire Agreement. This Agreement, together with the Exhibits hereto (which are incorporated herein by reference), and the other Transaction Documents constitute the entire agreement between the parties with respect to the subject matter hereof and supersede all prior agreements, understandings and negotiations, both written and oral, between the parties with respect to the subject matter of this Agreement. No representation, inducement, promise, understanding, condition or warranty not set forth herein (or in the Exhibits or other Transaction Documents) has been made or relied upon by either party hereto. None of this Agreement, nor any provision hereof, is intended to confer upon any Person other than the parties hereto any rights or remedies hereunder.

7.12Amendment; No Waivers.  This Agreement or any term or provision hereof may not be amended, changed or modified except with the written consent of the Company and the Investor. No waiver of any right hereunder shall be effective unless such waiver is signed in writing by the party against whom such waiver is sought to be enforced.  No failure or delay by either party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties have executed this Common Stock Purchase Agreement as of the date first set forth above.

mirum pharmaceuticals, Inc.

By:	/s/ Christopher Peetz
Name: Christopher Peetz
Title: President and Chief Executive Officer

TPC INVESTMENTS II LP

/s/ David Dubinsky
Name: David Dubinsky
Title: Authorized Signatory

TPC INVESTMENTS SOLUTIONS LP

/s/ David Dubinsky
Name: David Dubinsky
Title: Authorized Signatory

TPC INVESTMENTS SOLUTIONS CO‑INVEST LP

By:	/s/ David Dubinsky
Name: David Dubinsky
Title: Authorized Signatory

[Signature Page to Common Stock Purchase Agreement]

ANNEX I

Investor Party Name and Amount of Aggregate Purchase Price Funded

1.	TPC Investments II LP - $2,500,000
2.	TPC Investments Solutions LP - $4,687,500
3.	TPC Investments Solutions Co-Invest LP - $2,812,500

EXHIBIT A

Schedule of Exceptions

Schedule 2.1

Mirum Pharmaceuticals AG (Switzerland)